K:\LEGAL_COMPLIANCE\WPDATA\CORPDOC\JIF\AMENDED         AND         RESTATED
BYLAWS.JIF.REV.DOC K:\Legal_Compliance\Wpdata\CORPDOC\JIF\AMENDED AND RESTATED BYLAWS.JIF.rev.doc JANUS INVESTMENT FUND A Massachusetts Business Trust AMENDED AND RESTATED BYLAWS March 16, 2004


 iii Table of Contents  Page  ARTICLE I -
SHAREHOLDERS                          AND                          SHAREHOLDERS'
MEETINGS...............................................................1 SECTION
1.1.
Meetings......................................................................1
SECTION  1.2.  Authority  of Chairman of Meeting to  Interpret  Declaration  and
Bylaws.............1              SECTION              1.3.              Voting;
Quorum...................................................................1
SECTION                                                                     1.4.
Inspectors....................................................................2
SECTION            1.5.            Shareholders'            Action            in
Writing..................................................2  SECTION 1.6.  Waiver
of      Notice.................................................................2
ARTICLE          II          -          TRUSTEES          AND          TRUSTEES'
MEETINGS......................................................................2
SECTION                    2.1.                     Number                    of
Trustees...............................................................2 SECTION
2.2.                    Regular                    Meetings                   of
Trustees.....................................................2    SECTION   2.3.
Chairman                    of                   the                    Trustees
........................................................2   SECTION  2.4  Special
Meetings    of    Trustees.....................................................3
SECTION                    2.5.                     Notice                    of
Meetings...............................................................3 SECTION
2.6.
Quorum........................................................................3
SECTION                  2.7.                  Participation                  by
Telephone.......................................................3  SECTION  2.8.
Location                                                                      of
Meetings.............................................................3   SECTION
2.9.
Votes.........................................................................3
SECTION                    2.10.                    Rulings                   of
Chairman..............................................................3  SECTION
2.11.                    Trustees'                   Action                   in
Writing......................................................4   SECTION   2.12.
Resignations..................................................................4
ARTICLE                                   III                                  -
OFFICERS......................................................................4
SECTION              3.1.              Officers              of              the
Trust............................................................4  SECTION 3.2.
Time                      and                      Terms                      of
Election.......................................................4   SECTION  3.3.
Resignation                                                                  and
Removal..........................................................4  SECTION 3.4.
Fidelity
Bond....................................................................4
SECTION                  3.5.                  Chief                   Executive
Officer..........................................................4  SECTION 3.6.
President.....................................................................5
SECTION                                3.7.                                 Vice
Presidents..................................................................5
SECTION                  3.8.                  Chief                   Financial
Officer..........................................................5  SECTION 3.9.
Treasurer                              and                             Assistant
Treasurers...............................................5     SECTION     3.10.
Secretary                              and                             Assistant
Secretaries..............................................6     SECTION     3.11.
Subordinate
Officers.............................................................6   SECTION
3.12
Substitutions.................................................................6
SECTION         3.13.          Execution         of         Deeds,          etc.
.........................................................6 SECTION 3.14. Power to
Vote        Securities.........................................................6
ARTICLE                                   IV                                   -
COMMITTEES...................................................................7
SECTION       4.1.        Power       of       Trustees       to       Designate
Committees........................................7   SECTION  4.2.   Rules  for
Conduct of Committee Affairs...........................................7 SECTION
4.3.         Trustees         May         Alter,         Abolish,          etc.,
Committees....................................7  SECTION 4.4. Minutes; Review by
Trustees......................................................7   ARTICLE   V  -
SEAL..........................................................................7
ARTICLE                                   VI                                   -
SHARES.......................................................................8
SECTION                    6.1.                    Issuance                   of
Shares...............................................................8   SECTION
6.2.                                                              Uncertificated
Shares............................................................8 SECTION 6.3.
Share
Certificates...............................................................8
SECTION             6.4.             Lost,             Stolen,             etc.,
Certificates.................................................8    SECTION   6.5.
Record                   Transfer                   of                   Pledged
Shares................................................8     ARTICLE     VII    -
AMENDMENTS....................................................................9




          BUSINESS TRUST) These are the Amended and Restated Bylaws ("Bylaws") of Janus Investment Fund, a trust with transferable shares established under the laws of the Commonwealth of Massachusetts (the "Trust"), pursuant to an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as from time to time amended, supplemented or restated (the "Declaration"), and filed with the office of the Secretary of the Commonwealth of Massachusetts. These Bylaws have been adopted by the Trustees pursuant to the authority granted by Section~3.2 of the Declaration. All words and terms capitalized in these Bylaws, unless otherwise defined herein, shall have the same meanings as they have in the Declaration. ARTICLE I - SHAREHOLDERS AND SHAREHOLDERS' MEETINGS SECTION 1.1. Meetings. A meeting of the Shareholders of the Trust shall be held whenever called by the Trustees and whenever election of a Trustee or Trustees by Shareholders is required by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Meetings of Shareholders also shall be called by the Trustees when requested in writing by Shareholders holding at least ten percent (10%) of the Shares then outstanding for the purpose of voting upon removal of any Trustee, or if the Trustees shall fail to call or give notice of any such meeting of Shareholders for a period of thirty (30) days after such application, then Shareholders holding at least ten percent (10%) of the Shares then outstanding may call and give notice of such meeting. Notice of Shareholders' meetings shall be given as provided in the Declaration. Any meeting of the Shareholders may be held at such time and place, within or outside of the Commonwealth of Massachusetts, as may be fixed by the Trustees or as shall be specified in the notice or waiver of notice of the meeting. The Chairman of the Trustees, or in his absence, the President, shall preside at each Shareholders' meeting as chairman of the meeting. Unless otherwise provided for by the Trustees, the Secretary of the Trust shall be the secretary of all meetings of Shareholders and shall record the minutes thereof. SECTION
          1.2. Authority of Chairman of Meeting to Interpret Declaration and Bylaws. At any Shareholders' meeting the chairman of the meeting shall be empowered to determine the construction or interpretation of the Declaration or these Bylaws, or any part thereof or hereof, and his ruling shall be final. SECTION 1.3. Voting; Quorum. At each meeting of Shareholders, every holder of record of Shares entitled to vote shall be entitled to a number of votes as specified in the Declaration. Quorum for a meeting shall be established as specified in the Declaration. SECTION 1.4. Inspectors. At any meeting of Shareholders, the chairman of the meeting may, and on the request of any Shareholder present or represented and entitled to vote shall, appoint one or more Inspectors of Election or Balloting to supervise the voting at such meeting or any adjournment thereof. If appointed, Inspectors shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. SECTION 1.5. Shareholders' Action in Writing. Nothing in this Article~I shall limit the power of the Shareholders to take any action by means of written instruments without a meeting, as permitted by Section~5.5 of the Declaration. SECTION 1.6. Waiver of Notice. Whenever law or these Bylaws require notice of a Shareholders' meeting to be given, a written waiver of notice signed by a Shareholder entitled to notice, whether before, at, or after the time stated in the notice, shall be equivalent to the giving of notice. By attending a meeting, a Shareholder waives any objection to (i)~lack of notice or defective notice of such meeting unless he objects, at the beginning of the meeting, to the holding of the meeting or the transaction of business at the meeting or (ii)~consideration at such meeting of any matter not within the purpose or purposes described in the notice of the meeting, unless he objects to considering the matter when it is presented. ARTICLE II - TRUSTEES AND TRUSTEES' MEETINGS
          SECTION 2.1. Number of Trustees. There initially shall be one (1) Trustee, and the number of Trustees shall thereafter be such number, authorized by the Declaration, as from time to time shall be fixed by a vote adopted by a majority of the Trustees. SECTION 2.2. Regular Meetings of Trustees. Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine; provided, that notice of such determination, and of the time, place and purposes of the first regular meeting thereafter, shall be given to each absent Trustee in accordance with Section~2.5 hereof. SECTION 2.3. Chairman of the Trustees. The Trustees may appoint one of their number to be Chairman of the Trustees ("Chairman"). The Chairman shall preside at all meetings of the Trustees and Shareholders and shall have such other duties as may be assigned to the Chairman by the Trustees from time to time. SECTION 2.4. Special Meetings of Trustees. Special meetings of the Trustees may be held at any time and at any place when called by the Chairman, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer or by two (2) or more Trustees, or if there shall be less than three (3) Trustees, by any Trustee; provided, that notice of the time, place and purposes thereof is given to each Trustee in accordance with Section~2.5 hereof by the Secretary or an Assistant Secretary or by the officer or the Trustees calling the meeting. SECTION 2.5. Notice of Meetings. Each Trustee shall be given notice of any meeting by postal mail at least five (5) days before the meeting to the Trustee's usual or last known business or residence address or as otherwise specified by the Trustee, or by fax or electronic mail at least forty-eight (48) hours before the meeting, or by telephone or in-person delivery at least twenty-four (24) hours before the meeting. Notice of a special meeting need not be given to any Trustee who was present at an earlier meeting, not more than thirty-one (31) days prior to the subsequent meeting, at which the subsequent meeting was called. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by the Trustee before or after the meeting, is filed with the records of the meeting. Attendance by a Trustee at a meeting shall constitute a waiver of notice, except where a Trustee attends a meeting for the purpose of protesting prior thereto or at its commencement the lack of notice. Neither notice of a meeting nor a waiver of notice need specify the purpose(s) of the meeting. SECTION 2.6. Quorum. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice. SECTION 2.7. Participation by Telephone. Except as otherwise provided by the 1940 Act or other applicable law or regulation, one or more of the Trustees may participate in a meeting thereof or of any Committee of the Trustees by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting. SECTION 2.8. Location of Meetings. Trustees' meetings may be held at any place, within or without Massachusetts. SECTION 2.9. Votes. Voting at Trustees' meetings may be conducted orally, by show of hands, or, if requested by any Trustee, by written ballot. The results of all voting shall be recorded by the Secretary in the minute book. SECTION 2.10. Rulings of Chairman. All other rules of conduct adopted and used at any Trustees' meeting shall be determined by the chairman of such meeting, whose ruling on all procedural matters shall be final. SECTION 2.11. Trustees' Action in Writing. Nothing in this Article~II shall limit the power of the Trustees to take action by means of a written instrument without a meeting, as provided in Section~3.6 of the Declaration. SECTION 2.12. Resignations. Any Trustee may resign at any time by written instrument signed by him and delivered to the Chairman, the President or the Secretary or to a meeting of the
          Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. ARTICLE III - OFFICERS
          SECTION 3.1. Officers of the Trust. The officers of the Trust shall consist of a President, a Treasurer and a Secretary and may include one or more Vice Presidents, Assistant Treasurers or Assistant Secretaries, and such other officers as the Trustees may deem appropriate. Any person may hold more than one office. No officer need be a Trustee. The Trustees may, as they deem necessary or appropriate, designate elected officers of the Trust to act in any capacity, including  without  limitation,  chief  executive  officer,  principal executive officer, chief financial officer, principal financial officer, principal accounting officer, or chief compliance officer.
          SECTION 3.2. Time and Terms of Election. The Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary shall be elected by the Trustees annually. Such officers shall hold office until the next meeting of the Trustees at which election of officers is considered and until their successors shall have been duly elected and qualified, and may be removed at any meeting by the affirmative vote of a majority of the Trustees. All other officers of the Trust may be elected or appointed at any meeting of the Trustees. Such officers shall hold office for any term, or indefinitely, as determined by the Trustees, and shall be subject to removal, with or without cause, at any time by the Trustees. SECTION 3.3. Resignation and Removal. Any officer may resign at any time by giving written notice to the Trustees. Such resignation shall take effect at the time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the office of any officer or agent becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the Trustees may choose a successor, who shall hold office for the unexpired term in respect of which such vacancy occurred. Except to the extent expressly provided in a written agreement with the Trust, no officer resigning or removed shall have any right to any compensation for any period following such resignation or removal, or any right to damage on account of such removal. SECTION 3.4. Fidelity Bond. The Trustees may, in their discretion, direct any officer appointed by them to furnish at the expense of the Trust a fidelity bond approved by the Trustees, in such amount as the Trustees may prescribe. SECTION 3.5. Chief Executive Officer. Subject to the direction of the Trustees, the Chief Executive Officer shall have general charge of the business affairs, policies and property of the Trust and general supervision over its officers, employees and agents. Except as the Trustees may otherwise order, the Chief Executive Officer shall have the power to grant, issue, execute or sign such powers of attorney, proxies, agreements, certifications or other documents as he may deem advisable or necessary in the furtherance of the interests of the Trust or any Series or Class thereof. The Chief Executive Officer also shall have the power to employ attorneys, accountants and other advisers and agents for the Trust. The Chief Executive Officer shall exercise such other powers and perform such other duties as the Trustees may from time to time assign to the Chief Executive Officer. SECTION 3.6. President. In the Chairman's absence, or if no Chairman has been appointed, the President shall preside at any meeting of the Trustees or Shareholders and in general shall exercise the powers and perform the duties of the Chairman, as described in these Bylaws. In the absence of the Chief
          Executive Officer, or if no Chief Executive Officer has been appointed, the President shall exercise the powers and perform the duties of the Chief Executive Officer, as described in these Bylaws. The President shall exercise such other powers and perform such other duties as the Trustees may from time to time assign to the President.
          SECTION 3.7. Vice Presidents. Upon the death, absence or disability of the President, the Vice President or, if there shall be more than one, the Vice Presidents in the order of their seniority or as otherwise designated by the Trustees, shall exercise all the powers and duties of the President. The Vice Presidents shall have the power to execute bonds, notes, mortgages and other contracts, agreements and instruments in the name of the Trust, and shall do and perform such other duties as the Trustees, the Chairman or the President shall direct. SECTION 3.8. Chief Financial Officer. The Chief Financial Officer of the Trust shall have general charge of the finances of the Trust. The Chief Financial Officer shall make annual reports regarding the business and financial condition of the Trust as soon as possible after the close of the Trust's fiscal year and shall furnish such other reports concerning the business and financial condition of the Trust as the Trustees may from time to time require. The Chief Financial Officer shall perform all acts incidental to the office of Chief Financial Officer, subject to the supervision of the Trustees, and shall perform such additional duties as the Trustees or the Chairman may from time to time designate. The Chief Financial Officer shall be responsible to and shall report to the Trustees. In the absence of the Chief Financial Officer, the Treasurer may perform all duties of the Chief Financial Officer. SECTION 3.9. Treasurer and Assistant Treasurers. The Treasurer shall be the chief accounting officer of the Trust, and shall have general charge of the Trust's books of account, accounting records and accounting procedures. The Treasurer shall deliver all funds and securities of the Trust to such company as the Trustees shall retain as custodian in accordance with the Declaration, these Bylaws, and applicable law. The Treasurer shall have such other duties and powers as may be prescribed from time to time by the Trustees or the Chief Financial Officer, and shall render to the Trustees, whenever they may require it, an account of all his or her transactions as Treasurer. The Treasurer shall be responsible to and shall report to the Trustees, but in the ordinary conduct of the Trust's business, shall be under the supervision of the Chief Financial Officer of the Trust. Any Assistant Treasurer shall have such duties and powers as shall be prescribed from time to time by the Trustees or the Treasurer, and shall be responsible to and shall report to the Treasurer, and in the absence of the Treasurer, may perform all duties of the Treasurer. SECTION 3.10. Secretary and Assistant Secretaries. The Secretary shall, if and to the extent requested by the Trustees, attend all meetings of the Trustees, any Committee of the Trustees and/or the Shareholders and record all votes and the minutes of proceedings in a book to be kept for that purpose, shall give or cause to be given notice of all meetings of the Trustees, any Committee of the Trustees, and of the Shareholders and shall perform such other duties as may be prescribed by the Trustees. The Secretary, or in his or her absence any Assistant Secretary, shall affix the Trust's seal to any instrument requiring it, and when so affixed, it shall be attested by the signature of the Secretary or an Assistant Secretary. The Secretary shall be the custodian of the Share records and all other books, records and papers of the Trust (other than financial) and shall see that all books, reports, statements, certificates and other documents and records required by law are properly kept and filed. Upon the death, absence or disability of the Secretary, the Assistant Secretary or, if there shall be more than one, the Assistant Secretaries in the order of their seniority or as otherwise designated by the Trustees or the Chairman, shall have the powers and duties of the Secretary. SECTION 3.11. Subordinate Officers. The Trustees may appoint from time to time such other officers and agents as they may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Trustees may determine. The Trustees may delegate from time to time to one or more officers or committees of Trustees the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any officer or agent appointed in accordance with the provisions of this Section 3.11 may be removed, either with or without cause, by any officer upon whom such power of removal shall have been conferred by the Trustees. SECTION 3.12. Substitutions. In case of the absence or disability of any officer of the Trust, or for any other reason that the Trustees may deem sufficient, the Trustees may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer, or to any Trustee. SECTION 3.13. Execution of Deeds, etc. Except as the Trustees may generally or in particular cases otherwise authorize or direct, all deeds, leases, transfers, contracts, proposals, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Trust shall be signed or endorsed on behalf of the Trust by the Chief Executive Officer, Chief Financial Officer, the President, one of the Vice Presidents or the Treasurer. SECTION 3.14. Power to Vote Securities. Unless otherwise ordered by the Trustees, the Chief Financial Officer and/or the Treasurer shall have full power and authority on behalf of the Trust to give proxies for, and/or to attend and to act and to vote at, any meeting of stockholders of any corporation in which the Trust may hold stock, and at any such meeting the Treasurer or his proxy shall possess and may exercise any and all rights and powers incident to the ownership of such stock which, as the owner thereof, the Trust might have possessed and exercised if present. The Trustees, by resolution from time to time, or, in the absence thereof, the Treasurer, may confer like powers upon any other person or persons as attorneys and proxies of the Trust. ARTICLE IV - COMMITTEES SECTION
          4.1. Power of Trustees to Designate Committees. The Trustees, by vote of a majority of the Trustees, may elect from their number an Executive Committee and any other Committees and may delegate thereto some or all of their powers except those which by law, by the Declaration or by these Bylaws may not be delegated; provided, that the Executive Committee shall not be empowered to elect the Chairman, the Chief Executive Officer, President, Chief Financial Officer, Treasurer or Secretary, to amend the Bylaws, to exercise the powers of the Trustees under this Section 4.1 or under Section 4.3 hereof, or to perform any act for which the action of a majority of the Trustees is required by law, by the Declaration or by these Bylaws. The members of any such Committee shall serve at the pleasure of the Trustees.
          SECTION 4.2. Rules for Conduct of Committee Affairs. Except as otherwise provided by the Trustees, each Committee elected or appointed pursuant to this Article IV may adopt such standing rules and regulations for the conduct of its affairs as it may deem desirable, subject to review and approval of such rules and regulations by the Trustees at the next succeeding meeting of the Trustees, but in the absence of any such action or any contrary provisions by the Trustees, the business of each Committee shall be conducted, so far as practicable, in the same manner as provided herein and in the Declaration for the Trustees. SECTION 4.3. Trustees May Alter, Abolish, etc., Committees. The Trustees may at any time alter or abolish any Committee, change the membership of any Committee, or revoke, rescind or modify any action of any Committee or the authority of any Committee with respect to any matter or class of matters; provided, that no such action shall impair the rights of any third parties. SECTION 4.4. Minutes; Review by Trustees. Any Committee to which the Trustees delegate any of their powers or duties shall keep records of its meetings and shall report its actions to the Trustees. ARTICLE V - SEAL The Trustees may adopt a seal, circular in form and bearing the name of the Trust and the words "TRUST," "1986" and "MASSACHUSETTS," which, when adopted, shall constitute the seal of the Trust. The seal may be used by causing it or a facsimile of it to be impressed, affixed, manually reproduced, or rubber stamped with indelible ink. Unless otherwise required by the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust. ARTICLE VI - SHARES SECTION 6.1. Issuance of Shares. The Trustees may issue Shares of any or all Series either in certificated or uncertificated form, they may issue certificates to the holders of Shares of a Series which was originally issued in uncertificated form, and if they have issued Shares of any Series in certificated form, they may at any time discontinue the issuance of Share certificates for such Series and may, by written notice to such Shareholders of such Series require the surrender of their Share certificates to the Trust for cancellation, which surrender and cancellation shall not affect the ownership of Shares for such Series. SECTION 6.2. Uncertificated Shares. For any
          Series of Shares for which the Trustees issue Shares without certificates, the Trust or the Trust's Transfer Agent may either issue receipts therefor or may keep accounts upon the books of the Trust for the record holders of such Shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of such Shares as if they had received certificates therefor and shall be held to have expressly assented and agreed to the terms hereof and of the Declaration. SECTION 6.3. Share Certificates. For any Series of Shares, the Trustees may, but shall not be required to issue Share certificates, stating for each Shareholder the number of Shares owned by the Shareholder. Any such certificate shall be in such form as shall be prescribed from time to time by the Trustees and shall be signed by the Chief Executive Officer, the President or a Vice
          President, and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Trust. Such signatures may be facsimiles if the certificate is countersigned by a transfer agent, or Shareholder servicing agent or by a registrar, other than a Trustee, officer or employee of the Trust. If any officer who has signed or whose facsimile signature has been placed on such certificate shall cease to be such officer before such certificate is issued, then such certificate may be issued by the Trust with the same effect as if he or she were such officer at the time of its issue. The Trustees may at any time discontinue the issuance of Share certificates and may, by written notice to each Shareholder, require the surrender of Share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership of Shares in the Trust. SECTION 6.4. Lost, Stolen, etc., Certificates. If any certificate for certificated Shares shall be lost, stolen, destroyed or mutilated, the Trustees may authorize the issuance of a new certificate of the same tenor and for the same number of Shares in lieu thereof. The Trustees shall require the surrender of any mutiliated certificate in respect of which a new certificate is issued, and may, in their discretion, before the issuance of a new certificate, require the owner of a lost, stolen or destroyed certificate, or the owner's legal representative, to make an affidavit or affirmation setting forth such facts as to the loss, theft or destruction as they deem necessary, and to give the Trust a bond in such reasonable sum as the Trustees direct, in order to indemnify the Trust. SECTION 6.5. Record Transfer of Pledged Shares. A pledgee of Shares pledged as collateral security shall be entitled to a new certificate in his name as pledgee, in the case of certificated Shares, or to be registered as the holder in pledge of such Shares in the case of uncertificated Shares; provided, that the instrument of pledge substantially describes the debt or duty that is intended to be secured thereby. Any such new certificate shall express on its face that it is held as collateral security, and the name of the pledgor shall be stated thereon, and any such registration of uncertificated Shares shall be in a form which indicates that the registered holder holds such Shares in pledge. After such issue or registration, and unless and until such pledge is released, such pledgee and his successors and assigns shall alone be entitled to the rights of a Shareholder, and entitled to vote such Shares. ARTICLE VII - AMENDMENTS These Bylaws may be altered, amended or repealed, in whole or in part, at any time by vote of the holders of a majority of the Shares (or whenever there shall be more than one Series of Shares, of the holders of a majority of the Shares of each Series) issued, outstanding and entitled to vote. The Trustees, by vote of a majority of the Trustees, may alter, amend or repeal these Bylaws, in whole or in part, including Bylaws adopted by the Shareholders, except with respect to any provision hereof which by law, the Declaration or these aw, the  Declaration  or
these Bylaws requires action by the Shareholders. Bylaws adopted by the Trustees may be altered, amended or repealed by the Shareholders. Bylaws requires action by the Shareholders. Bylaws adopted by the Trustees may be altered, amended or repealed by the Shareholders.